ONE LIBERTY PROPERTIES, INC.

One Liberty Properties

September 2014

onelibertyproperties.com

Safe Harbor Statement

Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), constitute forward looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Quarterly Reports on Form 10-Q filed with the SEC thereafter, and in particular the sections of such document entitled "Item 1A. Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

Why Own OLP

ONE LIBERTY PROPERTIES, INC.

- Stockholder return & dividend
- Disciplined track record through economic cycles
- Focus on real estate fundamentals
- Active portfolio management
- Experienced management team

Stockholder Return



5-Year Total Return
30%
25%
20%
15%
10%
5%
0%
16.5%
17.9%
28.7%
NAREIT Equity Index
S&P 500
OLP

Stockholder Return


15-Year Average Annual Total Return
14%
12%
10%
8%
6%
4%
2%
0%
7.2%
11.8%
12.4%
S&P 500
NAREIT Equity Index
OLP

Stable Operations



Historic FFO Per Share (1)
$1.90
$1.80
$1.70
$1.60
$1.50
$1.61
$1.59
$1.67
$1.84 (2)
2011
2012
2013
2014



Historic AFFO Per Share (1)
$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.64
$1.65
$1.74
$1.92 (2)
2011
2012
2013
2014

(1) A reconciliation of net income per share, as determined in accordance with GAAP, to FFO per share and AFFO per share may be found at the end of this presentation.
(2) 2014 represents the annualized results based on the six months ended 6/30/14, except for income from a non-recurring lease termination fee which was not annualized.

Dividend History



$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.32
$1.34
$1.42
$1.48 (1)
82.0% FFO Payout
84.3% FFO Payout
85.0% FFO Payout
80.4% FFO Payout (1)
2011
2012
2013
2014

(1) Represents the annualized dividend & FFO payout based on the six months ended 6/30/14 except for income from a non-recurring lease termination fee which was not annualized.

ONE LIBERTY PROPERTIES, INC.

Financial & Portfolio Summary

Number of Properties (1):	113
Square Footage (2):	7 million
Current Occupancy (3):	99% +
Current Market Cap (4):	$343 million
Total Enterprise Value (5):	$655 million
Shares Outstanding (3):	16.1 million
Dividend Yield (6):	7.14%

(1) Includes five properties owned by unconsolidated joint ventures
(2) Includes five properties owned by unconsolidated joint ventures at 100%
(3) As of 6/30/14
(4) Based on closing price of $21.34 and shares outstanding as of 6/30/14
(5) Enterprise value means the sum of OLP's market cap, debt (including our share of debt in unconsolidated subsidiaries) and non-controlling interests, less cash (including our share of cash in unconsolidated subsidiaries) at 6/30/14
(6) Based on closing price of $20.72 as of 9/15/14

Stable Occupancy Rates



100.0%
100.0%
100.0%
97.5%
98.6%
98.5%
97.6%
98.4%
99.6%
99.3% (1)
100.0%
90.0%
80.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

(1) Occupancy rate as of 6/30/14

Diversified Portfolio

Type of Property	Number of Properties	2014 Contractual Rental Income (1)	% of 2014 Contractual Rental Income
Retail – General	45	$ 17,275,822	30.8%
– Furniture	14	$ 5,591,736	10.0%
– Restaurant	19	$ 3,672,061	6.5%
– Office Supply	8	$ 3,098,079	5.5%
– Supermarket	2	$ 2,185,831	3.9%
Industrial	14	$ 10,691,493	19.0%
Flex	3	$ 3,706,785	6.6%
Office	2	$ 3,423,441	6.1%
Health & Fitness	3	$ 2,951,617	5.2%
Other	3	$ 3,578,794	6.4%
	113	**$ 56,175,659**	**100.0%**

(1) Our 2014 contractual rental income includes, after giving effect to any abatements, concessions or adjustments, base rent that is payable to us in 2014 under leases existing at 6/30/14, including our $1.5 million share of the base rent payable to our unconsolidated joint ventures. Contractual rental income excludes straight-line rent accruals and amortization of intangibles.

113 properties in 30 states

ONE LIBERTY PROPERTIES, INC.



Highest State Concentration by 2014 Contractual Rental Income

State	Number of Properties	2014 Contractual Rental Income	% of 2014 Contractual Rental Income
Texas	12	$ 6,623,077	11.8%
New York	9	$ 5,794,924	10.3%
New Jersey	4	$ 5,236,040	9.3%
Georgia	14	$ 4,777,922	8.5%
South Carolina	4	$ 4,150,166	7.4%
Pennsylvania	9	$ 3,946,119	7.0%
	52	**$ 30,528,248**	**54.3%**

Diversified Tenant Base

Top Tenants

Tenant	Number of Properties	2014 Contractual Rental Income	% of 2014 Contractual Rental Income	S&P Credit Rating (1)
Haverty Furniture Companies, Inc. (NYSE: HVT)	11	$ 4,568,723	8.1%	Not Rated
Office Depot, Inc. (NYSE: ODP)	8	$ 3,098,079	5.5%	B-, Outlook Stable
LA Fitness International, LLC	3	$ 2,951,617	5.3%	Not Rated
Northern Tool & Equipment	1	$ 2,657,291	4.7%	B+, Outlook Stable
Ferguson Enterprises, Inc.	1	$ 2,466,630	4.4%	Not Rated
	24	**$ 15,742,340**	**28.0%**	

(1) Source: S&P Website, www.standardandpoors.com, as of 6/30/14

Expiring Leases

Year Ending December 31,	Number of Expiring Leases	2014 Contractual Rental Income Under Expiring Leases	% of 2014 Contractual Rental Income Represented by Expiring Leases	Approximate Square Feet Subject To Expiring Leases	% of Square Feet Represented by Expiring Leases
2014	2	$ 882,953	1.6%	114,319	1.7%
2015	11	$ 4,308,485	7.6%	616,796	8.9%
2016	16	$ 3,822,241	6.8%	466,221	6.7%
2017	12	$ 2,184,635	3.9%	126,740	1.8%
2018	19	$ 5,603,158	10.0%	406,228	5.9%
2019	8	$ 1,849,977	3.3%	249,053	3.6%
2020	8	$ 4,364,967	7.8%	195,176	2.8%
2021	7	$ 1,725,373	3.1%	231,520	3.3%
2022	10	$ 9,551,014	17.0%	2,125,889	30.7%
2023	7	$ 5,178,902	9.2%	655,592	9.5%
2024 & Beyond	25	$ 16,703,954	29.7%	1,739,764	25.1%
	125	**$ 56,175,659**	**100.0%**	**6,927,298**	**100.0%**

Steady Revenue Growth


Total Revenue
$60
$50
$40
$30
$20
$10
$0
($ in millions)
$35.2
$36.7
$40.9
$43.8
$51.0
$57.6 (1)
2009
2010
2011
2012
2013
2014

(1) Represents the annualized total revenue based on the six months ended 6/30/14 excluding a non-recurring lease termination fee

Acquisition Track Record

- Acquired $107.5 million properties in 2013 and $32.9 million through August 2014
  - Excludes 2 properties under contract for a total of $16.3 million subject to completion of due diligence
- Current pipeline of diverse opportunities in excess of $250.0 million
- Transactions sourced through relationships, developers, partners and brokers



Acquisitions Per Year
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$0.0
$72.3
$28.0
$44.6
$107.5
$32.9 (1)
2009
2010
2011
2012
2013
2014

(1) Represents acquisitions through 8/31/14

ONE LIBERTY PROPERTIES, INC.

Recent Acquisitions

Date Acquired	Property Type	Tenant (or d/b/a)	City	State	Lease Expiration	Purchase Price	GAAP Yield (1)	Financing Information (at time of purchase)
01/21/2014	Retail	Total Wine & More	Greensboro	NC	10/31/2017	$ 2,971,000	9.5%	All Cash
01/23/2014	Restaurant	Chuck E. Cheese	Indianapolis	IN	06/30/2018	$ 2,138,000	7.7%	All Cash
05/07/2014	Retail	Savers Thrift Superstore	Highlands Ranch	CO	09/30/2022	$ 4,825,000	8.8%	All Cash
05/21/2014	Retail	Hobby Lobby	Woodbury	MN	02/29/2024	$ 4,770,000	7.4%	All Cash
06/04/2014	Other	River Crossing Apartments	Sandy Springs	GA	05/31/2044	$ 6,510,000	14.3%	All Cash
06/26/2014	Industrial	Noxell Corporation	Joppa	MD	09/30/2015	$ 11,650,000	7.8% (2)	All Cash
						$ 32,864,000		
03/22/2013	Retail	Kmart	Clemmons	NC	04/30/2018	$ 4,640,000	11.2% (3)	All Cash
07/01/2013	Flex	Shutterfly	Fort Mill	SC	06/30/2023	$ 15,500,000	7.2%	$9,300,000 mortgage
07/30/2013	Restaurant	Texas Land & Cattle	Killeen	TX	07/31/2025	$ 2,020,000	9.7%	All Cash
08/01/2013	Restaurant	Hooters	Concord	NC	12/31/2032	$ 2,469,000	7.5%	All Cash
08/06/2013	Assisted Living	TRISUN	Round Rock	TX	08/01/2027	$ 22,800,000	9.6%	$15,275,000 mortgage
09/03/2013	Restaurant	Hooters	Myrtle Beach	SC	12/31/2032	$ 2,635,000	7.5%	All Cash
09/12/2013	Restaurant	Joe's Crab Shack	Ann Arbor	MI	03/31/2027	$ 2,980,000	8.2%	All Cash
09/13/2013	Industrial	FedEx Express	Indianapolis	IN	02/28/2023	$ 9,270,000	7.3%	All Cash
09/18/2013	Industrial	Northern Tool & Equipment	Fort Mill	SC	04/30/2029	$ 39,195,000	7.5%	$27,300,000 mortgage
12/03/2013	Restaurant	TGI Friday's (4)	Richmond Greensboro	VA NC	11/30/2033	$ 6,020,000	8.3%	All Cash
						$107,529,000		

(1) GAAP yield represents contractual rental income plus straight line rent accruals divided by the purchase price
(2) Represents the GAAP yield earned by our consolidated joint venture in which we have a 95% interest
(3) Represents the GAAP yield earned by our consolidated joint venture in which we have a 90% interest
(4) Two TGI Friday restaurants are under one unitary master lease

Recent Mortgages

ONE LIBERTY PROPERTIES, INC.

Date Financed	Property Type	Tenant (or d/b/a)	City	State	Mortgage Amount	Mortgage Maturity	Interest Rate
09/09/2014	Retail	Hobby Lobby	Woodbury	MN	$ 3,200,000	10/01/2024	4.50%
08/22/2014	Restaurant	Hooters	Myrtle Beach & Concord	SC/NC	$ 3,317,600	09/01/2024	4.38%
08/19/2014	Industrial	Mitsubishi	Melville	NY	$ 3,000,000	09/10/2019	3.69%
08/01/2014	Office Supply/Retail	Office Depot/Michaels	Athens	GA	$ 3,000,000	03/05/2024 (1)	4.68%
07/16/2014	Health & Fitness	LA Fitness	Hamilton	OH	$ 5,225,000	12/05/2023 (1)	4.62%
03/06/2014	Industrial	FedEx Express	Indianapolis	IN	$ 6,500,000	03/10/2024	4.51%
03/04/2014	Retail	Total Wine & More	Greensboro	NC	$ 1,485,500	11/05/2022	5.16%
02/25/2014	Various Retail	Kohl's, Giant, Marshalls, etc.	Royersford	PA	$ 19,750,000	03/01/2024 (1)	4.75%
					$ 45,478,100		
12/18/2013	Restaurant	Joe's Crab Shack	Ann Arbor	MI	$ 1,490,000	01/05/2024	5.11%
11/14/2013	Industrial	FedEx Express	Miamisburg	OH	$ 850,000	10/31/2018	4.54%
10/10/2013	Retail	Burlington Coat Factory/Sears	Cherry Hill	NJ	$ 7,575,500	03/01/2022 (1)	5.11%
09/18/2013	Industrial	Northern Tool & Equipment	Fort Mill	SC	$ 27,300,000	04/01/2029	4.88%
08/06/2013	Assisted Living	TRISUN	Round Rock	TX	$ 15,275,000	08/06/2023	5.38%
07/01/2013	Flex	Shutterfly	Fort Mill	SC	$ 9,300,000	07/01/2023	4.56%
05/10/2013	Retail	Petco	Selden	NY	$ 3,315,000	06/01/2018 (1)	3.17%
05/08/2013	Retail	Kmart	Clemmons	NC	$ 2,552,000	05/08/2018	3.55%
03/26/2013	Restaurant	TGI Fridays	Hauppauge	NY	$ 2,000,000	04/01/2018	3.13%
					$ 69,657,500		

(1) These mortgages were refinanced or modified

Laddered Mortgage Debt Maturities(1)

- Weighted average interest rate of 5.11% on fixed rate debt
- There is approximately $8.0 million ($0.50 per share) of scheduled amortization of mortgages for the 12 months ending June 30, 2015

Balloon Payments Due For the Twelve Months Ending June 30



($ in millions)
$100
$80
$60
$40
$20
$0
$16.5
$24.8
$18.7
$27.6
$10.3
$98.9
2015
2016
2017
2018
2019
2020 & Beyond

(1) Includes new financings through 9/9/14

Acquisition Case Study – Ground Lease

- In June 2014, acquired 14.35 acres of land located in Sandy Springs, GA which was simultaneously ground leased to an experienced multi-family operator
- The land is improved by a class A 215,124 square foot 196 unit garden style multi-family complex
- The tenant is currently renovating the property at a cost of $1.8 million

Purchase Price	$ 6,510,000
Year 1 Ground Rent to OLP	$ 585,913
Return on Equity	***9.00%***




SUBJECT PROPERTY
River Crossing
8200 Roberts Drive, Sandy Springs (Atlanta), GA 30350
6 Miles
17 Miles
Roswell
Johns Creek
East Cobb
Dunwoody
Sandy Springs
Perimeter Center
Norcross
Smyrna
Cumberland
Chamblee
Chastain Park
Brookhaven
Vinings
Tucker
Buckhead
North Druid Hills
North Decatur
Druid Hills
Decatur
Atlantic Station
Atlanta
Belvedere Park
Candler-McAfee

Acquisition Case Study – Retail

ONE LIBERTY PROPERTIES, INC.

- In May 2014, acquired a retail property in Woodbury, MN and leased to Hobby Lobby, Inc.
- The property is located 18 miles east of Minneapolis and 8 miles east of St. Paul
- Hobby Lobby had $3.3 billion in revenue and operates over 589 stores. This is their first store in the Minneapolis-St. Paul area
- Building is 49,406 square feet on 5.54 acres of land



OPENING
HOBBY LOBBY

Purchase Price	$4,770,000
Mortgage (1)	($3,200,000)
Net Equity Invested	$1,570,000
Year 1 Rental Income	$345,842
Year 1 Interest Expense - 4.50% (1)	(142,550)
Net cash to OLP	$203,292
Return on Equity	***12.95%***



STAPLES
HOBBY LOBBY
Chipotle
Daily Traffic: 31,000
chili's
Sam's

(1) Mortgage closed 9/9/14 with an interest rate of 4.5%

Acquisition Case Study – Industrial

- Acquired a distribution facility in Joppa, MD in June 2014 in a short-term sale-leaseback transaction, net leased to a wholly owned subsidiary of Proctor & Gamble
- 19 miles northeast of downtown Baltimore off Interstate-95. The Harford County/I-95 industrial corridor is a high demand market with 1.9% vacancy
- The building is 258,710 square feet on 19.2 acres of land. The class A building features 36' – 40' clear heights and room to expand the building by 150,000 SF

Net Equity Invested	$11,650,000
Year 1 Rental Income	$905,485
Return on Equity to Joint Venture	***7.77%***





RESTORATION HARDWARE
P&G
Proctor & Gamble is relocating here from subject property.
SAKS
IKEA
Pier 1 Imports
macy's
SUBJECT PROPERTY
FedEx Ground
130,000 SF
19 Miles
KOHL'S
1,024,492 SF
RITE AID
SEPHORA
BOB'S FURNITURE
672,045 SF
Baltimore
N

Experienced Management Team

Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie • Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio
Lawrence G. Ricketts, Jr. *COO & EVP*	• Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) • Over $1 billion in transaction experience in acquisitions and dispositions on over 180 deals
David W. Kalish, CPA *SVP & CFO*	• Senior Vice President and Chief Financial Officer since 1990 • Senior Vice President, Finance of BRT Realty Trust (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990
Matthew J. Gould *Chairman*	• Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 • Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 • Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012
Fredric H. Gould *Vice Chairman*	• Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 • Chairman of BRT Realty Trust (NYSE: BRT) from 1984 to April 2013 and Trustee since 1984 • Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 • Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998

Top Tenants Profiles

Havertys Furniture – Tenant Profile

- Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT)
- Represents 8.1% of 2014 contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 119 showrooms in 16 states in the Southern and Midwestern regions
- Havertys has weathered many economic cycles, from recessions to depressions to boom times
- As of June 30, 2014 total assets of $440 million and stockholders' equity of $306 million


HAVER

Havertys – Cedar Park (Austin), TX

Source: Tenant's website

- 11 properties aggregating 612,130 square feet
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA
- Properties subject to a unitary lease which expires in 2022
- The rent per square foot on the portfolio is $7.46

Representative Havertys – Cedar Park (Austin), TX

ONE LIBERTY PROPERTIES, INC.

- Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 13 years.
- 3 Mile Demographics (Source: Sites USA, 2014)
  - Population: 82,487
  - Average HH Income: $84,638
- Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin
- Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell's corporate headquarters and 13 miles northwest of the University of Texas.



Lakeline Mall
Simon Owned
1.1 Million SF
SUBJECT
PROPERTY
HAVERTYS



SUBJECT
PROPERTY
HAVERTYS
Cedar Park
Round Rock
Austin

Source: Tenant's website

ONE LIBERTY PROPERTIES, INC.

Representative Havertys – Richmond, VA

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 13 years.
- 3 Mile Demographics (Source: Sites USA, 2014)
  - Population: 55,451
  - Average HH Income: $104,024
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Turnpike, traffic counts exceed 60,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl's, Bed Bath & Beyond, Staples and PetSmart.



DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
JCPenney
Sears
BARNES & NOBLE
BEST BUY
hhgregg
THE HOME DEPOT
TJ maxx
DSW
Office DEPOT
PETSMART
STAPLES
TOYS R US
SUBJECT PROPERTY
HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET



Wyndham
Short Pump
Glen Allen
Laurel
Mechanicsville
Tuckahoe
East Highland Park
Highland Springs
Richmond
Bon Air
Midlothian
Richmond International Airport
Bensley
Bellwood
Chesterfield County Airport
Pocahontas State Park
Chesterfield Court House
SUBJECT PROPERTY
HAVERTYS

Source: Tenant's website

Office Depot – Tenant Profile

- Tenant: Office Depot, Inc. (NYSE: ODP)
- Represents 5.5% of 2014 contractual rental income
- Leading global provider of office products and services
- On November 5, 2013 OfficeMax merged with and into Office Depot
- The combined entity has more than 2,200 retail stores in 58 countries and employ 64,000 employees
- ODP is rated by S&P B- with a stable outlook
- The combined entity had revenue of $11 billion for the 12 months ended December 31, 2013

- 8 properties representing 206,483 SF

  <u>% of 2014 Contractual Rental Income</u>

  - Chicago, IL: 1.0%
  - Kennesaw (Atlanta), GA: 1.0%
  - Cary (Raleigh-Durham), NC: 0.8%
  - El Paso, TX: 0.7%
  - Eugene, OR: 0.7%
  - Athens, GA : 0.4%
  - Lake Charles, LA: 0.4%

  Former Office Max location

  - Batavia, NY: 0.5%

- The first 5 locations listed above are subject to similar leases which expire in 2018 and are monetarily cross defaulted.



Office DEPOT

Source: Tenant's website

Office Depot – Cary, NC

Representative Office Depot – Chicago, IL

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 20 years.
- 3 Mile Demographics (Source: Sites USA, 2014)
  - Population: 545,817
  - Average HH Income: $92,463
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
WHOLE FOODS
SUBJECT
PROPERTY
Office DEPOT
Jewel Osco
PETSMART
MENARDS
COSTCO
Dominick's
Marshalls
SPORTS AUTHORITY


SUBJECT
PROPERTY
Office DEPOT
Park Ridge
Oak Park
Chicago
Berwyn
Cicero

Source: Tenant's website

Representative Office Depot – Cary, NC

- Building: 33,490 SF on 2.68 acres. Built in 1995. Office Depot has operated at this location for more than 19 years.
- 3 Mile Demographics (Source: Sites USA, 2014)
  - Population: 65,437
  - Average HH Income: $74,970
- Location: 2011 Walnut Street, Cary, NC; 5 miles west of downtown Raleigh
- Situated at the intersection of Interstate 40 (featuring average daily traffic of 103,000 vehicles) and the Cary Parkway (featuring average daily traffic of 128,000 vehicles)
- The property is located in a diverse retail area that features many national retailers including: Lowe's, Target, Home Depot, Regal Cinemas, Toys R Us, Best Buy, Ross, Dick's Sporting Goods, Bed Bath & Beyond, DSW Shoe Warehouse, Marshalls, Petco, Michaels, Pier 1 Imports and Old Navy


126,000 Avg. Daily Traffic
36,000 Avg. Daily Traffic
103,000 Avg. Daily Traffic
SUBJECT PROPERTY
2011 Walnut Street, Cary, North Carolina
Office DEPOT
Crossroads Blvd
Caribou Ave
DSW
Marshalls
REGAL CINEMAS


Cary
Raleigh
SUBJECT PROPERTY
2011 Walnut Street,
Cary, North Carolina
Office DEPOT

Source: Tenant's website

LA Fitness – Tenant Profile

- Tenant: LA Fitness International LLC
- Represents 5.3% of 2014 contractual rental income
- LA Fitness currently operates over 500 clubs in 21 states
- The company was founded in 1984 and is headquartered in Irvine, CA
- 3 properties representing 141,663 square feet

  <u>% of 2014 Contractual Rental Income</u>

  - Secaucus, NJ: 2.2%
  - Tucker, GA: 1.8%
  - Hamilton, OH: 1.3%

Representative LA Fitness – Secaucus, NJ

- Building: 44,863 SF on 1.229 acres
- 3 Mile Demographics (Source: Sites USA 2014)
  - Population: 285,064
  - Average HH Income: $78,749
- Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan
- The Harmon Meadow development features 2 million SF of office space, 7 hotels and over 1 million SF of retail
- Lease expires 2/28/2025
- Mortgage Debt: $9.7 million at June 30, 2014, with a fixed interest rate of 4.90% and maturity on 1/1/2025


LA FITNESS
SIGNATURE CLUB
LA FITNESS

LA Fitness – Secaucus, NJ


North
Bergen
Guttenber
West
New York
Union City
Weehawken
495
Manhattan
9A
Hoboken
Kips B
W 34th St
8th Ave
6th Ave


KOHLS
Marshalls
Walmart

Aerial Photo of Secaucus, NJ

Source: Tenant's website

Northern Tool & Equipment – Tenant Profile

- Tenant: Northern Tool & Equipment
- Represents 4.7% of 2014 contractual rental income
- A large United States distributor of industrial grade and personal use power tools and equipment
- Recently acquired The Sportsman's Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain
- Northern Tool and Equipment is rated by S&P B+ with a stable outlook

- Location: 1850 Banks Road, Fort Mill, SC
- Building: 701,595 SF on 40 acres
- 3 Mile Demographics (Source: Sites USA, 2014)
  - –Population: 25,151
  - –Average HH Income: $69,578
- Lease expires 4/30/2029
- Mortgage Debt: $26.9 million at June 30, 2014, which matures on 4/1/2029 at a fixed interest rate of 4.875%
- The Class A, 30 foot clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate-77



Northern Tool – Fort Mill, SC


I-77 96,000 Traffic Count
SUBJECT PROPERTY
NORTHERN
Energizer
Facility under Construction
ROSS
New 1.2 Million SF D.C Facility
West Marine
Facility
N
Charlotte
Mint Hill
Matthews
Indian Trail
Weddington
Rock Hill
Waxhaw
Mt Holly
Harrisburg

Source: Tenant's website

Ferguson Enterprises – Tenant Profile

- Tenant: Ferguson Enterprises, Inc.
- Represents 4.4% of 2014 contractual rental income
- One of the largest United States distributors of plumbing supplies, pipes, valves and fittings
- Ferguson is the largest and most profitable United States operating subsidiary of Wolseley plc (LON:WOS), an international industrial supply & distribution company with a $15 billion market cap

- Location: 4501 Hollins Ferry Rd, Baltimore MD
- 5 miles south of downtown Baltimore
- Building: 367,000 SF on 28 acres
- 3 Mile Demographics (Source: Sites USA, 2014)
  - –Population: 90,262
  - –Average HH Income: $61,562
- Lease expires 3/31/2022
- Mortgage Debt: $21.3 million at June 30, 2014, which matures on 1/1/2037 at a fixed interest rate of 5.79%



Ferguson - Baltimore, MD


Baltimore
SUBJECT PROPERTY
FERGUSON

Source: Tenant's website

Balance Sheet Information

Gross Assets (1):	$675.4 million
Total Debt/Gross Assets (2):	48.9%
Fixed Rate Debt (3):	88.8%
Debt Service Coverage Ratio (4):	2.2
Fixed Charge Coverage Ratio (4):	2.0
FFO Payout (5):	80.4%

- **Liquidity available to acquire in excess of $180 million of properties as of September 2, 2014**
- **$50.6 million available on a $75 million Line of Credit as of September 2, 2014**

(1) Gross assets represents total assets plus accumulated depreciation of $77.2 million at of 6/30/14
(2) Total debt represents total debt plus $8.7 million, representing our 50% share of debt of our unconsolidated joint ventures at of 6/30/14
(3) Calculated as of 6/30/14
(4) Calculated in accordance with the credit facility
(5) Calculated based on the annualized dividend and FFO per share as of 6/30/14 except for income from a non-recurring lease termination fee which was not annualized.

GAAP Reconciliation

ONE LIBERTY PROPERTIES, INC.

The following table provides a reconciliation of net income per common share (on a diluted basis) in accordance with GAAP to FFO and AFFO:

	2014 (1)	2013	2012	2011
Net income	**$ 0.90**	**$ 1.14**	**$ 2.16**	**$ 0.96**
Add: depreciation of properties	0.90	0.78	0.66	0.66
Add: our share of depreciation in unconsolidated joint ventures	0.02	0.03	0.06	0.05
Add: impairment charges	-	0.01	-	-
Add: amortization of deferred leasing costs	0.02	0.01	0.01	0.01
Add: federal excise tax relating to gain on sales	-	-	0.02	-
Deduct: gain on sales of real estate	-	-	(1.32)	(0.07)
Deduct: net gain on sales of real estate of unconsolidated joint ventures	-	(0.30)	-	-
Funds from operations	**1.84**	**1.67**	**1.59**	**1.61**
Deduct: straight-line rent accruals and amortization of lease intangibles	(0.08)	(0.08)	(0.09)	(0.10)
(Deduct) Add: our share of straight-line rent accruals and amortization of lease of intangibles unconsolidated joint ventures	(0.02)	-	0.01	-
Add: amortization of restricted stock compensation	0.12	0.09	0.09	0.07
Add: amortization of deferred financing costs	0.06	0.06	0.05	0.06
Adjusted funds from operations (2)	**$ 1.92**	**$ 1.74**	**$ 1.65**	**$ 1.64**

(1) 2014 represents the annualized amounts based on the 6 months ended 6/30/14 for each line item except for income from a non-recurring lease termination fee which was not annualized.

(2) 2014 includes income from a non-recurring lease termination fee.